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                                                                    EXHIBIT 10.6

                           TAX SHARING AGREEMENT AMONG
              LAIDLAW INTERNATIONAL, INC. AND ITS U.S. SUBSIDIARIES

                  This Tax Sharing Agreement (this "Agreement") is entered into as of June 23, 2003 by and among Laidlaw International, Inc., a Delaware corporation ("New LINC"), and all of the New LINC direct and indirect U.S. subsidiaries listed on Exhibit A attached hereto.

                                    RECITALS

                  WHEREAS, each of the parties hereto is a Member of the New LINC Affiliated Group;

                  WHEREAS, the NEW LINC Affiliated Group files a Consolidated Return; and

                  WHEREAS, the parties wish to agree on a method for sharing the New LINC Affiliated Group's Consolidated Tax Liability and certain related matters.

                  NOW, THEREFORE, in consideration of the premises and of the mutual agreements and covenants contained in this Agreement, the parties hereto agree as follows:

1.       DEFINITIONS

         1.1 "Affiliated Group" has the meaning given that term in Section 1504(a) of the Code.

         1.2      "Code" means the Internal Revenue Code of 1986, as amended.

         1.3 "Completion," for any Taxable Year of the Group, means the date on which the Consolidated Return of the Group for such Taxable Year is filed.

         1.4 "Common Parent" means New LINC and any corporation that is the successor to New LINC as the common parent of the New LINC Affiliated Group.

         1.5 "Consolidated Return," for any Taxable Year, means a consolidated U.S. federal income tax return filed by the Common Parent pursuant to Section 1501 of the Code.

         1.6      "Consolidated Return Regulations" means Income Tax Regulations
Section 1.1502-1 through 1.1502-100 (26 C.F.R.), as amended.

         1.7 "Consolidated Tax Liability" means the consolidated U.S. corporation federal income tax liability of the Group for any Taxable Year for which the Group files a Consolidated Return.

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         1.8      "Consolidated Taxable Income," for any Taxable Year, means the consolidated U.S. corporation taxable income of the Group for such Taxable Year, determined in the manner provided in the Code and in the Consolidated Return Regulations.

         1.9 "Former Member," as of any date, means any corporation (or successor) which as of such date is not a Member of the Group, but which at any time during one or more Taxable Years of the Group was a Member; provided, however, that no Member that ceases to exist as a Member hereunder solely as a result of a transaction to which Section 381 of the Code applies shall be a Former Member if the surviving or resulting corporation to such transaction is a Member of the Group.

         1.10 "Group," as of any date, means the Common Parent and each Member of the Affiliated Group which is an Includible Corporation as of such date.

         1.11     "Includible Corporation" has the meaning given that term in
Section 1504(b) of the Code.

         1.12 "Income Tax Regulations" means the Regulations (26 C.F.R.), as amended, promulgated pursuant to the Code.

         1.13     "IRS" means the Internal Revenue Service.

         1.14 "Loss Item," in the case of any Member, for any Taxable Year of the Group, means such Member's excess credits against federal income tax, net operating loss, or net capital loss for such Taxable Year, which result from the determination of such Member's Separate Return Tax Liability for such Taxable Year.

         1.15 "Member," for any Taxable Year, means any corporation which at any time during such Taxable Year is an Includible Corporation that is included in the Affiliated Group and shall include any such corporation which at any time during such Taxable Year is the Common Parent.

         1.16 "New LINC Affiliated Group" means the Affiliated Group of which New LINC is the common parent.

         1.17 "Separate Return Tax Liability," in the case of any Member for any Taxable Year, means the liability of such Member hereunder for federal income tax for such Taxable Year computed as if such Member had filed a separate federal income tax return for such Taxable Year and for all prior taxable years or periods starting with the Taxable Year ending August 31, 2003, without taking into account carryovers and carrybacks of losses and credits, and as if such Member had paid tax at the highest rate specified in section 11 of the Code on all of its taxable income.

         1.18 "Taxable Year" means any period, starting with the Taxable Year ending August 31, 2003 (a) of 12 consecutive months or (b) of less than 12 consecutive months, for which a Consolidated Return is or will be filed by the Group.

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2.       ALLOCATION OF CONSOLIDATED TAX LIABILITY FOR PURPOSES OF DETERMINING
         EARNINGS AND PROFITS.

         The Consolidated Tax Liability of the Group for each Taxable Year of the Group shall, for purposes of determining the earnings and profits of each Member, be allocated among the Members in accordance with the method prescribed in Section 1.1552-1(a)(2)(ii) of the Income Tax Regulations. The Common Parent shall make any election required under Section 1.1552-1(c) of the Income Tax Regulations to effect the allocation method described in this Section 2.

3.       PAYMENTS BY MEMBERS OF SEPARATE RETURN TAX LIABILITY.

         3.1 PAYMENTS BY MEMBERS. For each Taxable Year of the Group, each Member shall make the payments specified in this Section 3.1.

                  In the case of any Member whose Separate Return Tax Liability for such Taxable Year is greater than zero, such Member shall make a payment of its Separate Return Tax Liability for such Taxable Year. The amount of each such payment shall be determined by the Common Parent, and such determination shall be made within 60 days of the date on which the Group's Consolidated Return for such Taxable Year is filed with the IRS.

         3.2 ESTIMATED TAX PAYMENTS. The Common Parent may request from any member of the Group a contribution towards estimated tax payments of the Group in an amount equal to the expected pro-rata portion of the Consolidated Tax Liability of such member. Payment of the contribution by the member shall be made on the date the related estimated tax payment of the Group is due. Any such payment by a member shall be offset against the final liability of such member determined under section 3.1 and any overpayment by a member of its final liability shall be refunded to the member at the time specified in section 3.3.

         3.3 MANNER AND TIMING OF PAYMENTS. Any payment due from a Member pursuant to Section 3.1 hereof shall be made in the manner provided in Section
5.1 hereof within 5 days of the date on which the amount payable is determined.

4.       PAYMENTS TO MEMBERS.

         4.1 PAYMENTS TO MEMBERS GENERALLY. For each Taxable Year of the Group, the payments specified in this Section 4 shall, if applicable, be made to each Member.

                  a.       If the payments made by any Member pursuant to
Section 3.1(a) hereof of its Separate Return Tax Liability for such Taxable Year exceed its Separate Return Tax Liability for such Taxable Year as subsequently adjusted, such Member shall be paid an amount equal to the excess.

                  b. If any consolidated net operating loss, consolidated capital loss, or consolidated credit for federal income tax purposes that is attributable to any Member (other than the Common Parent) is utilized, under applicable Treasury Regulations, to reduce the federal taxable income or the federal income tax of any Member (other than the Common Parent), including the Member to whom the loss or credit is attributable, then the Common Parent shall

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pay to the Member whose losses or credits have been so utilized an amount equal to (A) in the case of losses, the product of (i) the losses so utilized, times
(ii) the highest rate of tax specified in section 11 of the Code, and (B) in the case of credits, the amount of the credits so utilized.

         4.2 MANNER AND TIMING OF PAYMENTS. Any payment that a Member is entitled to receive pursuant to Section 4.1(a) or 4.1(b) hereof shall be paid to such Member in the manner provided in Section 5.1 hereof within 5 days of the date the amount is finally determined or, in the case of refunds, within 5 days of the date the refund is received from the IRS.

5.       REMITTANCES BY AND TO MEMBERS.

         5.1 REMITTANCES GENERALLY. Until such time as the Common Parent notifies each other Member of the Group in writing to the contrary, all payments that each such other Member is required to make hereunder shall be remitted by each such Member directly to the Common Parent. The Common Parent shall be responsible for making all payments required to be made by it hereunder.

6.       SUBSEQUENT ADJUSTMENTS.

         If any adjustment is made to any item of income, gain, loss, deduction, or credit of any Member of the Group for a Taxable Year during which such Member is a member of the Group by reason of (a) the filing of an amended Consolidated Return, (b) a claim for refund with respect to such Taxable Year, or (c) an audit with respect to such Taxable Year by the IRS, then the amounts, if any, due to or from such Member under this Agreement shall be redetermined by taking into account such adjustment. If, as a result of such redetermination, any amount due to or from a Member under this Agreement differs from the amount previously paid, then except as herein provided, payment of such difference shall be made to such Member or by such Member, in the manner provided in
Section 4.2 and Section 5.1, respectively, as follows: (y) in the case of an adjustment resulting in a credit or refund of tax, within 5 calendar days of the date on which such refund or credit is received by the Common Parent or such Member with respect to such adjustment, or (z) in the case of an adjustment resulting in the assessment of a deficiency in tax, within 10 calendar days of the date on which such deficiency is paid. Any amount due under this Section 6 shall include any interest attributable thereto and any penalties or additional amounts which are imposed.

7.       CARRYBACKS FROM SEPARATE RETURN YEARS.

         If, for any future taxable year of a Former Member, such Former Member has a net operating loss, a net capital loss, or is entitled to credits against tax which such Former Member, under applicable provisions of the Code or the Consolidated Return Regulations, may carry back to a Taxable Year or Taxable Years of the Group during which such Former Member was a Member of the Group, the Common Parent shall have no obligation to pay to such Former Member the amount of any refund or credit of federal income tax that the Common Parent may receive as a result of the carryback by such Former Member of any such losses or credits.

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8.       DETERMINATIONS AND COMPUTATIONS.

         8.1 DETERMINATIONS AND COMPUTATIONS GENERALLY. All determinations and computations required to be made hereunder, including, without limitation, all computations of (a) Consolidated Taxable Income and Consolidated Tax Liability for each Taxable Year of the Group and (b) the Separate Return Tax Liability for each such Taxable Year of each Member shall be made by the Common Parent at the time that any such determination or computation is required to be made. The results of any such determination or computation so made by the Common Parent shall be binding and conclusive upon the parties hereto for all purposes hereof absent manifest error.

         8.2 FACT PATTERNS NOT SPECIFICALLY PROVIDED FOR. The purpose of this Agreement is to ascertain in a reasonable and equitable manner the income tax liability or refund of each Member. If a fact pattern arises in the administration of this Agreement which requires a calculation or determination that is not dealt with in the specific provisions hereof, the Common Parent shall be responsible for performing such calculations or making such determinations. In making any such calculation or determination, the Common Parent shall attempt to follow as closely as possible the general concepts set forth in this Agreement by analogy to the specific provisions hereof. The results of any such determination or computation so made by the Common Parent shall be binding and conclusive upon each of the parties hereto for all purposes hereof absent manifest error.

9.       PROCEDURAL MATTERS.

         9.1 PAYMENTS TO IRS. The Common Parent shall be solely responsible for making any estimated or final payments to the IRS in satisfaction of the federal income tax liability (including additions to tax, penalties and interest) of the Group and each of its Members for each Taxable Year of the Group.

         9.2 PREPARATION AND FILING OF CONSOLIDATED RETURN. The Common Parent shall prepare and file the Consolidated Return and any other returns, documents, or statements required to be filed with the IRS which pertain to the determination of the Consolidated Tax Liability of the Group for each Taxable Year of the Group. In its sole and absolute discretion, the Common Parent shall have the right with respect to any Consolidated Return that it has filed or will file: (a) to determine (i) the manner in which such Consolidated Return, as well as any other documents or statements incidental or related thereto, shall be prepared and filed, including, without limitation, the manner in which any item of income, gain, loss, deduction, or credit of any Member shall be reported therein or thereon, (ii) whether any extensions with respect to any such Consolidated Return will be requested, and (iii) the elections that will be made in any such Consolidated Return by any Member; (b) to contest, compromise, or settle any adjustment or deficiency proposed, asserted, or assessed as a result of any audit of such Consolidated Return by the IRS; (c) to file an amended Consolidated Return and to prosecute, compromise, or settle any claim for refund set forth therein; and (d) to determine whether any refunds to which the Group may be entitled shall be paid by way of cash refund or credited against the Consolidated Tax Liability of the Group for any Taxable Year or Taxable Years of the Group. Each Member hereby irrevocably appoints the Common Parent as its agent and

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attorney-in-fact to take any action (including the execution of documents) as the Common Parent may deem appropriate to effect the foregoing.

         9.3 MEMBER CLAIMS FOR REFUND. The Common Parent shall prepare on behalf of each Member any and all Corporation Applications for Tentative Refund (Form 1139), Amended U.S. Corporation Income Tax Returns (Form 1120X), or Claims for Refund (Form 843) that such Member is eligible to file with the IRS with respect to any prior taxable year or taxable years of such Member.

10. UTILIZATION OF MEMBER TAX ATTRIBUTES IN DETERMINING CONSOLIDATED TAX LIABILITY.

         10.1 UTILIZATION OF MEMBER TAX ATTRIBUTES GENERALLY. In determining the Consolidated Taxable Income and Consolidated Tax Liability and in preparing the Consolidated Return of the Group for any Taxable Year of the Group, the Common Parent shall be entitled, and hereby is authorized, to utilize on behalf of the Group all of the tax attributes and other items of income, gain, loss, deduction, and credit of each Member arising in such Taxable Year or which arose in another Taxable Year or Taxable Years (or other period or periods) and which properly may be carried back or carried forward to such Taxable Year. The Common Parent on behalf of the Group shall be entitled to utilize each and all of such attributes and items of each Member of the Group, without regard to whether such attributes and items are concurrently being, have previously been, or may subsequently be utilized in determining for any Taxable Year or Taxable Years, in the case of any Member, its Separate Return Tax Liability. Except as expressly provided for herein, no Member of the Group shall in any manner be entitled to receive any form of compensation by reason of the Common Parent's utilization of such Member's tax attributes and items of income, gain, loss, deduction, or credit on behalf of the Group in determining for any Taxable Year or Taxable Years the Group's Consolidated Taxable Income and Consolidated Tax Liability for such Taxable Year or Taxable Years, irrespective of whether such Member has or has not itself previously utilized, or is or is not itself concurrently utilizing, any of such attributes or items in determining, for any Taxable Year or Taxable Years, its Separate Return Tax Liability.

         10.2 MEMBERS LEAVING GROUP. In the event any Member ceases for any reason to be a Member either (a) after any of its tax attributes or items of income, gain, loss, deduction, or credit have been utilized by the Common Parent on behalf of the Group in determining the Group's Consolidated Taxable Income or Consolidated Tax Liability for any Taxable Year or Taxable Years of the Group or
(b) during the Taxable Year of the Group in which any of such attributes or items is being utilized by the Common Parent on behalf of the Group to determine the Group's Consolidated Taxable Income or Consolidated Tax Liability for such Taxable Year, but in either such case before such Member has itself utilized such attribute or item (in whole or in part) in determining for any Taxable Year or Taxable Years, its Separate Return Tax Liability, the Common Parent, except as expressly provided for herein, shall not in any such circumstance be obligated or required to compensate such Member in any manner for any amount as a result of the occurrence of such event and the Group's prior or concurrent utilization of such attribute or item, notwithstanding that no portion of such attribute or item may be apportioned to such Member under the Consolidated Return Regulations as a consequence of its ceasing to be a Member of the Group.

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

11.      ADDITIONS TO GROUP.

         If any Member of the Group shall at any time organize or acquire any other corporation, provided that such corporation becomes a Member of the Group, the Member of the Group that organizes such corporation or consummates such acquisition shall obtain the agreement of such newly-organized or acquired corporation to join in this Agreement and to be bound by all of the terms hereof and shall cause such corporation to execute a written consent evidencing its agreement to join in this Agreement and to be bound by the terms hereof. Each of the parties hereto, and each corporation that subsequently becomes a party to this Agreement, consents to such corporation joining in this Agreement.

12. STATE TAXES. Each Member agrees that upon the request of the Common Parent it will join with such other Members as are designated by the Common Parent in any consolidated, combined, or unitary state or local income or franchise tax return or report for any taxable year. Payments and refunds of these taxes shall be made under principles consistent with the other provisions of this Agreement.

13.      EFFECTIVE DATE.

         This Agreement shall be effective for all Taxable Years of the Group beginning with the Taxable Year ending August 31, 2003.

14.      MISCELLANEOUS.

         14.1 AMENDMENT OR MODIFICATION. No amendment or modification of any of the terms of this Agreement shall be valid unless made by an instrument signed in writing by an authorized officer of each Member which is a Member at the time such instrument is to be executed.

         14.2 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of each of the parties hereto and its respective successors and assigns.

         14.3 NOTICES. All notices and other communications hereunder to any Member shall be deemed to have been duly given if delivered by hand; mailed by first class mail, postage prepaid; or dispatched by electronic facsimile transmission or nationally-recognized overnight courier service to the Treasurer of such Member.

         14.4 TITLES AND HEADINGS. Titles and headings to sections of this Agreement are inserted for convenience only and shall not constitute a part hereof.

         14.5 ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties hereto with respect to the subject matter contained herein.

         14.6 SEVERABILITY. In case any provision contained in this Agreement is invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

         14.7 GOVERNING LAW. This Agreement has been made in and shall be governed by, construed, and enforced in accordance with the laws of the state of Delaware.

                                       7
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         14.8     COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

                            [Signature Page Follows]

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                  IN WITNESS WHEREOF, the parities hereto have caused this
Agreement to be executed by their duly authorized representatives on June ____, 2003.

                             LAIDLAW INTERNATIONAL, INC., a Delaware corporation

                             By: _______________________________________________
                             Name: Ivan R. Cairns
                             Title: Senior Vice President and
                             Secretary

                             LAIDLAW TRANSPORTATION HOLDINGS,
                             INC., a Delaware corporation

                             LAIDLAW TRANSPORTATION
                             MANAGEMENT INC., an Ohio corporation

                             LAIDLAW MEDICAL HOLDINGS, INC., a
                             Delaware corporation

                             LAIDLAW USA, INC., a New York corporation

                             LAIDLAW TRANSPORTATION, INC., a
                             Delaware corporation

                             By: _______________________________________________
                             Name: Ivan R. Cairns
                             Title: Senior Vice President and Secretary

                             LAIDLAW ONE INC., a Delaware corporation

                             S.C. FOOD SERVICES (U.S.A.), INC., a
                             Delaware corporation

                             By: _______________________________________________
                             Name: Ivan R. Cairns
                             Title: President and Secretary

                             CONCORDE ADJUSTERS, INC., a Delaware
                             corporation

                             By: _______________________________________________
                             Name: Ivan R. Cairns
                             Title: Vice President

                             LAIDLAW TRANSIT HOLDINGS, INC., a
                             Delaware corporation

                             LAIDLAW TRANSIT, INC., a Delaware
                             corporation

                             ALLIED BUS SALES, INC., an Indiana
                             corporation

                             LAIDLAW TRANSIT MANAGEMENT
                             COMPANY, INC., a Pennsylvania corporation

                             CHATHAM COACH LINES, INC., a Delaware
                             corporation

                             LAIDLAW TRANSIT SERVICES, INC., a
                             Delaware corporation

                             SUTRAN, INC., a South Dakota corporation

                             VAN TRAN OF TUCSON, INC., an Arizona
                             corporation

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                             SAFE RIDE SERVICES, INC., an Arizona
                             corporation

                             By: _______________________________________________
                             Name: Ivan R. Cairns
                             Title: Secretary

                             EMCARE HOLDINGS INC., a Delaware
                             corporation

                             EMCARE, INC., a Delaware corporation

                             AMERICAN EMERGENCY PHYSICIANS
                             MANAGEMENT, INC., a California corporation

                             CHARLES T. MITCHELL, INC., a Hawaii
                             corporation

                             COORDINATED HEALTH SERVICES, INC., a
                             Pennsylvania corporation

                             ECEP, INC., a Missouri corporation

                             EMCARE ANESTHESIA SERVICES, INC., a
                             Delaware corporation

                             EMCARE CONTRACT OF ARKANSAS, INC.,
                             an Arkansas corporation

                             EMCARE OF ALABAMA, INC., an Alabama
                             corporation

                             EMCARE OF ARIZONA, INC., an Arizona
                             corporation

                             EMCARE OF CALIFORNIA, INC., a California corporation

                             EMCARE OF COLORADO, INC., a Colorado
                             corporation

                             EMCARE OF CONNECTICUT, a Connecticut
                             corporation

                             EMCARE OF FLORIDA, INC., a Florida
                             corporation

                             EMCARE OF GEORGIA, INC., a Georgia
                             corporation

                             EMCARE OF HAWAII, INC., a Hawaii
                             corporation

                             EMCARE OF INDIANA, INC., an Indiana
                             corporation

                             EMCARE OF IOWA, INC., an Iowa
                             corporation

                             EMCARE OF KENTUCKY, INC., a Kentucky
                             corporation

                             EMCARE OF LOUISIANA, INC., a Louisiana
                             corporation

                             EMCARE OF MARYLAND, LLC, a Maryland
                             limited liability company

                             EMCARE OF MICHIGAN, INC., a Michigan
                             corporation

                             EMCARE OF MINNESOTA, INC., a Minnesota
                             corporation

                             EMCARE OF MISSISSIPPI, INC., a Mississippi corporation

                             EMCARE OF MISSOURI, INC., a Missouri
                             corporation

                             EMCARE OF NEVADA, INC., a Nevada
                             corporation

                             EMCARE OF NEW HAMPSHIRE, INC., a New
                             Hampshire corporation

                             EMCARE OF NEW JERSEY, INC., a New
                             Jersey corporation

                             EMCARE OF NEW MEXICO, INC., a New
                             Mexico corporation

                             EMCARE OF NEW YORK, INC., a New York
                             corporation

                             EMCARE OF NORTH CAROLINA, INC., a
                             North Carolina corporation

                             EMCARE OF NORTH DAKOTA, INC., a North
                             Dakota corporation

                             EMCARE OF OHIO, INC., an Ohio corporation

                             EMCARE OF OKLAHOMA, INC., an Oklahoma
                             corporation

                             EMCARE OF OREGON, INC., an Oregon
                             corporation

                             EMCARE OF PENNSYLVANIA, INC., a
                             Pennsylvania corporation

                             EMCARE OF RHODE ISLAND, INC., a Rhode
                             Island corporation

                             EMCARE OF SOUTH CAROLINA, INC., a
                             South Carolina corporation

                             EMCARE OF TENNESSEE, INC., a Tennessee
                             corporation

                             EMCARE OF TEXAS, INC., a Texas corporation

                             EMCARE OF VERMONT, INC., a Vermont
                             corporation

                             EMCARE OF VIRGINIA, INC., a Virginia
                             corporation

                             EMCARE OF WASHINGTON, INC., a
                             Washington corporation

                             EMCARE OF WEST VIRGINIA, INC., a West
                             Virginia corporation

                             EMCARE OF WISCONSIN, INC., a Wisconsin
                             corporation

                             EMCARE PHYSICIAN SERVICES, INC., a
                             Delaware corporation

                             EMCARE PHYSICIAN PROVIDERS, INC., a
                             Missouri corporation

                             EMCARE SERVICES OF ILLINOIS, INC., an
                             Illinois corporation

                             EMCARE SERVICES OF MASSACHUSETTS,
                             INC., a Massachusetts corporation

                             EM-CODE REIMBURSEMENT SOLUTIONS,
                             INC., a Delaware corporation

                             EMERGENCY MEDICINE EDUCATION
                             SYSTEMS, INC., a Texas corporation

                             EMERGENCY SPECIALISTS OF ARKANSAS,
                             INC. II, a Texas corporation

                             FIRST MEDICAL/EMCARE INC., a California
                             corporation

                             HEALTHCARE ADMINISTRATIVE
                             SERVICES, INC., a Delaware corporation

                             HELIX PHYSICIANS MANAGEMENT, INC., a
                             California corporation

                             NORMAN BRUCE JETTON, INC., a California
                             corporation

                             OLD STAT, INC., a Delaware corporation

                             PACIFIC EMERGENCY SPECIALISTS
                             MANAGEMENT, INC., a California corporation

                             PHYSICIAN ACCOUNT MANAGEMENT,
                             INC., a Florida corporation

                             PROVIDER ACCOUNT MANAGEMENT,
                             INC., a Delaware corporation

                             REIMBURSEMENT TECHNOLOGIES, INC., a
                             Pennsylvania corporation

                             STAT PHYSICIANS, INC., a Florida corporation

                             THE GOULD GROUP, INC., a Texas corporation

                             TIFTON MANAGEMENT SERVICES, INC., a
                             Georgia corporation

                                        TUCKER EMERGENCY SERVICES, INC., a
                                        Georgia corporation

                                        By: ___________________________________
                                        Name: Ivan R. Cairns
                                        Title: Vice President

                                        AMERICAN MEDICAL RESPONSE, INC., a
                                        Delaware corporation

                                        MEDLIFE EMERGENCY MEDICAL
                                        SERVICE, INC., an Alabama corporation

                                        METROPOLITAN AMBULANCE SERVICE, a
                                        California corporation

                                        HANK'S ACQUISITION CORP., an Alabama
                                        corporation

                                        AMERICAN MEDICAL RESPONSE OF
                                        INLAND EMPIRE, a California corporation

                                        FOUNTAIN AMBULANCE SERVICE, INC., an
                                        Alabama corporation

                                        GOLDEN GATE ASSOCIATES, a California
                                        corporation

                                        FLORIDA EMERGENCY PARTNERS, INC., a
                                        Texas corporation

                                        SAN FRANCISCO AMBULANCE SERVICE,
                                        INC., a California corporation

                                        AMERICAN MEDICAL RESPONSE
                                        NORTHWEST, INC., an Oregon corporation

                                        SPRINGS AMBULANCE SERVICE, INC., a
                                        California corporation

                                        AMERICAN MEDICAL RESPONSE OF
                                        COLORADO, INC., a Delaware corporation

                                        MEDEVAC MIDAMERICA, INC., a Missouri
                                        corporation

                             AMERICAN MEDICAL RESPONSE WEST, a
                             California corporation

                             DESERT VALLEY MEDICAL TRANSPORT,
                             INC., a California corporation

                             INTERNATIONAL LIFE SUPPORT, INC., a
                             Hawaii corporation

                             MEDEVAC MEDICAL RESPONSE, INC., a
                             Missouri corporation

                             AMERICAN MEDICAL RESPONSE OF
                             OKLAHOMA, INC., a Delaware corporation

                             AMERICAN MEDICAL RESPONSE OF
                             TEXAS, INC., a Delaware corporation

                             KUTZ AMBULANCE SERVICE, INC., a
                             Wisconsin corporation

                             AMERICAN MEDICAL RESPONSE
                             HOLDINGS, INC., a Delaware corporation

                             AMERICAN MEDICAL RESPONSE
                             MANAGEMENT, INC., a Delaware corporation

                             MOBILE MEDIC AMBULANCE SERVICE,
                             INC., a Delaware corporation

                             METRO AMBULANCE SERVICES, INC., a
                             Delaware corporation

                             METRO AMBULANCE SERVICE (RURAL),
                             INC., a Delaware corporation

                             MEDIC ONE AMBULANCE SERVICES, INC.,
                             a Delaware corporation

                             AMERICAN MEDICAL RESPONSE OF
                             SOUTH CAROLINA, INC., a Delaware
                             corporation

                             AMERICAN MEDICAL RESPONSE OF
                             NORTH CAROLINA, INC., a Delaware corporation

                             AMERICAN MEDICAL RESPONSE OF
                             GEORGIA, INC., a Delaware corporation

                             RANDLE EASTERN AMBULANCE SERVICE,
                             INC., a Florida corporation

                             MEDI-CAR SYSTEMS, INC., a Florida
                             corporation

                             AMERICAN MEDICAL RESPONSE OF
                             TENNESSEE, INC., a Delaware corporation

                             PHYSICIANS & SURGEONS AMBULANCE
                             SERVICE, INC., an Ohio corporation

                             AMERICAN MEDICAL RESPONSE OF
                             ILLINOIS, INC., a Delaware corporation

                             TROUP COUNTY EMERGENCY MEDICAL
                             SERVICES, INC., a Georgia corporation

                             MEDI-CAR AMBULANCE SERVICE, INC., a
                             Florida corporation

                             MIDWEST AMBULANCE MANAGEMENT
                             COMPANY, a Delaware corporation

                             PARAMED, INC., a Michigan corporation

                             MERCY AMBULANCE OF EVANSVILLE,
                             INC., an Indiana corporation

                             TIDEWATER AMBULANCE SERVICE, INC.,
                             a Virginia corporation

                             AMERICAN MEDICAL RESPONSE OF
                             CONNECTICUT, INCORPORATED, a
                             Connecticut corporation

                             ATLANTIC AMBULANCE SERVICES
                             ACQUISITION, INC., a Delaware corporation

                             AMERICAN MEDICAL RESPONSE OF
                             MASSACHUSETTS, INC., a Massachusetts
                             corporation

                             ATLANTIC/KEY WEST AMBULANCE, INC.,
                             a Delaware corporation

                             AMERICAN MEDICAL RESPONSE MID-
                             ATLANTIC, INC., a Pennsylvania corporation

                             ATLANTIC/PALM BEACH AMBULANCE,
                             INC., a Delaware corporation

                             SEMINOLE COUNTY AMBULANCE, INC., a
                             Delaware corporation

                             METRO AMBULANCE SERVICE, INC., a
                             Georgia corporation

                             LIFEFLEET SOUTHEAST, INC., a Florida
                             corporation

                             BROWARD AMBULANCE, INC., a Delaware
                             corporation

                             AMERICAN MEDICAL PATHWAYS, INC., a
                             Delaware corporation

                             LAIDLAW MEDICAL TRANSPORTATION,
                             INC., a Delaware corporation

                             LIFECARE AMBULANCE SERVICE, INC., an
                             Illinois corporation

                             TEK, INC., an Illinois corporation

                             HEMET VALLEY AMBULANCE SERVICE,
                             INC., a California corporation

                             MEDIC ONE OF COBB, INC., a Georgia
                             corporation

                             GIEGER TRANSFER SERVICE, INC., a
                             Mississippi corporation

                             MERCY LIFE CARE, a California corporation

                             AMERICAN MEDICAL RESPONSE OF
                             SOUTHERN CALIFORNIA, a California
                             corporation

                             PUCKETT AMBULANCE SERVICE, INC., a
                             Georgia corporation

                             MERCY, INC., a Nevada corporation

                             AMERICAN INVESTMENT ENTERPRISES,
                             INC., a Nevada corporation

                             ADAM TRANSPORTATION SERVICE, INC.,
                             a New York corporation

                             ASSOCIATED AMBULANCE SERVICE, INC.,
                             a New York corporation

                             PARK AMBULANCE SERVICE INC., a New
                             York corporation

                             FIVE COUNTIES AMBULANCE SERVICE,
                             INC., a New York corporation

                             SUNRISE HANDICAP TRANSPORT CORP., a
                             New York corporation

                             By: _______________________________________________
                             Name: Ivan R. Cairns
                             Title: Vice President

                             GREYHOUND LINES, INC., a Delaware
                             corporation

                             By: _______________________________________________
                             Name:
                             Title:

                             ATLANTIC GREYHOUND LINES OF
                             VIRGINIA, INC., a Virginia corporation

                             By: _______________________________________________

                                      Name:
                                      Title:

                                      GLI HOLDINGS COMPANY, a Delaware
                                      corporation

                                      By: ______________________________________
                                      Name:
                                      Title:

                                      ASI ASSOCIATES, INC., a Hawaii corporation

                                      By: ______________________________________
                                      Name:
                                      Title:

                                      CAROLINA COACH COMPANY, a Virginia
                                      corporation

                                      By: ______________________________________
                                      Name:
                                      Title:

                                      WILMINGTON UNION BUS STATION
                                      CORPORATION, a North Carolina corporation

                                      By: ______________________________________
                                      Name:
                                      Title:

                                      SEASHORE TRANSPORTATION COMPANY,
                                      a North Carolina

                                      By: ______________________________________
                                      Name:
                                      Title:

                                      GLI CORPORATE RISK SOLUTIONS, INC., a
                                      Delaware corporation

                                      By: ______________________________________
                                      Name:
                                      Title:

                                      ON TIME DELIVERY SERVICE, INC., a
                                      Minnesota corporation

                                      By: ______________________________________
                                      Name:
                                      Title:

                                      TEXAS, NEW MEXICO & OKLAHOMA
                                      COACHES, INC., a Delaware corporation

                                      By: ______________________________________

                                      Name:
                                      Title:

                                      T.N.M.&O. TOURS, INC., a Texas corporation

                                      By: ______________________________________
                                      Name:
                                      Title:

                                      VALLEY GARAGE COMPANY, a Texas
                                      corporation

                                      By: ______________________________________
                                      Name:
                                      Title:

                                      VALLEY TRANSIT CO., INC., a Texas
                                      corporation

                                      By: ______________________________________
                                      Name:
                                      Title:

                                      VERMONT TRANSIT CO., INC., a Vermont
                                      corporation

                                      By: ______________________________________
                                      Name:
                                      Title:

                                      SISTEMA INTERNACIONAL DE
                                      TRANSPORTE DE AUTOBUSES, INC., a
                                      Delaware corporation

                                      By: ______________________________________
                                      Name:
                                      Title:

                                      HOTARD COACHES INC., a Louisiana
                                      corporation

                                      By: ______________________________________
                                      Name:
                                      Title:

                                      INTERSTATE LEASING, INC., a Louisiana
                                      corporation

                                      By: ______________________________________
                                      Name:
                                      Title:

                                      MISSISSIPPI COAST LIMOUSINE, INC., , a
                                      Louisiana corporation

                                      By: ______________________________________
                                      Name:
                                      Title:

                                      NATIONAL INSURANCE INDEMNITY
                                      CORPORATION, a Vermont corporation

                                      By: ______________________________________
                                      Name:
                                      Title:

                                    EXHIBIT A

----------------------------------------------------------------------------------------------------------------------
SUBSIDIARY                                                                                       JURISDICTION
----------------------------------------------------------------------------------------------------------------------
Concorde Adjusters, Inc.                                                                           Delaware
----------------------------------------------------------------------------------------------------------------------
Laidlaw One, Inc.                                                                                  Delaware
----------------------------------------------------------------------------------------------------------------------
Laidlaw Transportation, Inc.                                                                       Delaware
----------------------------------------------------------------------------------------------------------------------
Laidlaw Transit Holdings, Inc.                                                                     Delaware
----------------------------------------------------------------------------------------------------------------------
Laidlaw Transportation Holdings, Inc.                                                              Delaware
----------------------------------------------------------------------------------------------------------------------
Laidlaw Medical Holdings, Inc.                                                                     Delaware
----------------------------------------------------------------------------------------------------------------------
S.C. Food Services (U.S.A.), Inc.                                                                  Delaware
----------------------------------------------------------------------------------------------------------------------
Laidlaw USA, Inc.                                                                                  New York
----------------------------------------------------------------------------------------------------------------------
Laidlaw Transportation Management Inc.                                                               Ohio
----------------------------------------------------------------------------------------------------------------------

US Education Services Group
----------------------------------------------------------------------------------------------------------------------
Chatham Coach Lines, Inc.                                                                          Delaware
----------------------------------------------------------------------------------------------------------------------
Laidlaw Transit, Inc.                                                                              Delaware
----------------------------------------------------------------------------------------------------------------------
Allied Bus Sales, Inc.                                                                             Indiana
----------------------------------------------------------------------------------------------------------------------
Laidlaw Transit Management Company, Inc.                                                         Pennsylvania
----------------------------------------------------------------------------------------------------------------------

Transit Services Group
----------------------------------------------------------------------------------------------------------------------
Safe Ride Services, Inc.                                                                           Arizona
----------------------------------------------------------------------------------------------------------------------
Van Tran of Tucson, Inc.                                                                           Arizona
----------------------------------------------------------------------------------------------------------------------
Laidlaw Transit Services, Inc.                                                                     Delaware
----------------------------------------------------------------------------------------------------------------------
SuTran, Inc.                                                                                     South Dakota
----------------------------------------------------------------------------------------------------------------------

EmCare Group
----------------------------------------------------------------------------------------------------------------------
EmCare of Alabama, Inc.                                                                            Alabama
----------------------------------------------------------------------------------------------------------------------
EmCare of Arizona, Inc.                                                                            Arizona
----------------------------------------------------------------------------------------------------------------------
EmCare Contract of Arkansas, Inc.                                                                  Arkansas
----------------------------------------------------------------------------------------------------------------------
American Emergency Physicians Management, Inc.                                                    California
----------------------------------------------------------------------------------------------------------------------
EmCare of California, Inc.                                                                        California
----------------------------------------------------------------------------------------------------------------------
First Medical/EmCare Inc.                                                                         California
----------------------------------------------------------------------------------------------------------------------
Helix Physicians Management, Inc.                                                                 California
----------------------------------------------------------------------------------------------------------------------
Norman Bruce Jetton, Inc.                                                                         California
----------------------------------------------------------------------------------------------------------------------
Pacific Emergency Specialists Management, Inc.                                                    California
----------------------------------------------------------------------------------------------------------------------
EmCare of Colorado, Inc.                                                                           Colorado
----------------------------------------------------------------------------------------------------------------------
EmCare of Connecticut, Inc.                                                                      Connecticut
----------------------------------------------------------------------------------------------------------------------
EmCare Anesthesia Services, Inc.                                                                   Delaware
----------------------------------------------------------------------------------------------------------------------
EmCare Holdings Inc.                                                                               Delaware
----------------------------------------------------------------------------------------------------------------------
EmCare Physician Services, Inc.                                                                    Delaware
----------------------------------------------------------------------------------------------------------------------
EmCare, Inc.                                                                                       Delaware
----------------------------------------------------------------------------------------------------------------------
EM-CODE Reimbursement Solutions, Inc.                                                              Delaware
----------------------------------------------------------------------------------------------------------------------
Healthcare Administrative Services, Inc.                                                           Delaware
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
SUBSIDIARY                                                                                       JURISDICTION
----------------------------------------------------------------------------------------------------------------------
Old STAT, Inc.                                                                                     Delaware
----------------------------------------------------------------------------------------------------------------------
Provider Account Management, Inc.                                                                  Delaware
----------------------------------------------------------------------------------------------------------------------
EmCare of Florida, Inc.                                                                            Florida
----------------------------------------------------------------------------------------------------------------------
STAT Physicians, Inc.                                                                              Florida
----------------------------------------------------------------------------------------------------------------------
Physician Account Management, Inc.                                                                 Florida
----------------------------------------------------------------------------------------------------------------------
EmCare of Georgia, Inc.                                                                            Georgia
----------------------------------------------------------------------------------------------------------------------
Tifton Management Services, Inc.                                                                   Georgia
----------------------------------------------------------------------------------------------------------------------
Tucker Emergency Services, Inc.                                                                    Georgia
----------------------------------------------------------------------------------------------------------------------
Charles T. Mitchell, Inc.                                                                           Hawaii
----------------------------------------------------------------------------------------------------------------------
EmCare of Hawaii, Inc.                                                                              Hawaii
----------------------------------------------------------------------------------------------------------------------
EmCare Services of Illinois, Inc.                                                                  Illinois
----------------------------------------------------------------------------------------------------------------------
EmCare of Indiana, Inc.                                                                            Indiana
----------------------------------------------------------------------------------------------------------------------
EmCare of Iowa, Inc.                                                                                 Iowa
----------------------------------------------------------------------------------------------------------------------
EmCare of Kentucky, Inc.                                                                           Kentucky
----------------------------------------------------------------------------------------------------------------------
EmCare of Louisiana, Inc.                                                                         Louisiana
----------------------------------------------------------------------------------------------------------------------
EmCare of Maryland, LLC                                                                            Maryland
----------------------------------------------------------------------------------------------------------------------
EmCare Services of Massachusetts, Inc.                                                          Massachusetts
----------------------------------------------------------------------------------------------------------------------
EmCare of Michigan, Inc.                                                                           Michigan
----------------------------------------------------------------------------------------------------------------------
EmCare of Minnesota, Inc.                                                                         Minnesota
----------------------------------------------------------------------------------------------------------------------
EmCare of Mississippi, Inc.                                                                      Mississippi
----------------------------------------------------------------------------------------------------------------------
ECEP, Inc.                                                                                         Missouri
----------------------------------------------------------------------------------------------------------------------
EmCare of Missouri, Inc.                                                                           Missouri
----------------------------------------------------------------------------------------------------------------------
EmCare Physician Providers, Inc.                                                                   Missouri
----------------------------------------------------------------------------------------------------------------------
EmCare of Nevada, Inc.                                                                              Nevada
----------------------------------------------------------------------------------------------------------------------
EmCare of New Hampshire, Inc.                                                                   New Hampshire
----------------------------------------------------------------------------------------------------------------------
EmCare of New Jersey, Inc.                                                                        New Jersey
----------------------------------------------------------------------------------------------------------------------
EmCare of New Mexico, Inc.                                                                        New Mexico
----------------------------------------------------------------------------------------------------------------------
EmCare of New York, Inc.                                                                           New York
----------------------------------------------------------------------------------------------------------------------
EmCare of North Carolina, Inc.                                                                  North Carolina
----------------------------------------------------------------------------------------------------------------------
Emcare of North Dakota, Inc.                                                                     North Dakota
----------------------------------------------------------------------------------------------------------------------
EmCare of Ohio, Inc.                                                                                 Ohio
----------------------------------------------------------------------------------------------------------------------
EmCare of Oklahoma, Inc.                                                                           Oklahoma
----------------------------------------------------------------------------------------------------------------------
EmCare of Oregon, Inc.                                                                              Oregon
----------------------------------------------------------------------------------------------------------------------
Coordinated Health Services, Inc.                                                                Pennsylvania
----------------------------------------------------------------------------------------------------------------------
EmCare of Pennsylvania, Inc.                                                                     Pennsylvania
----------------------------------------------------------------------------------------------------------------------
Reimbursement Technologies, Inc.                                                                 Pennsylvania
----------------------------------------------------------------------------------------------------------------------
EmCare of Rhode Island, Inc.                                                                     Rhode Island
----------------------------------------------------------------------------------------------------------------------
EmCare of South Carolina, Inc.                                                                  South Carolina
----------------------------------------------------------------------------------------------------------------------
EmCare of Tennessee, Inc.                                                                         Tennessee
----------------------------------------------------------------------------------------------------------------------
EmCare of Texas, Inc.                                                                               Texas
----------------------------------------------------------------------------------------------------------------------
Emergency Medicine Education Systems, Inc.                                                          Texas
----------------------------------------------------------------------------------------------------------------------
Emergency Specialists of Arkansas, Inc. II                                                          Texas
----------------------------------------------------------------------------------------------------------------------
The Gould Group, Inc.                                                                               Texas
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
SUBSIDIARY                                                                                       JURISDICTION
----------------------------------------------------------------------------------------------------------------------
EmCare of Vermont, Inc.                                                                            Vermont
----------------------------------------------------------------------------------------------------------------------
EmCare of Virginia, Inc.                                                                           Virginia
----------------------------------------------------------------------------------------------------------------------
EmCare of Washington, Inc.                                                                        Washington
----------------------------------------------------------------------------------------------------------------------
EmCare of West Virginia, Inc.                                                                   West Virginia
----------------------------------------------------------------------------------------------------------------------
EmCare of Wisconsin, Inc.                                                                         Wisconsin
----------------------------------------------------------------------------------------------------------------------

American Medical Response Group
----------------------------------------------------------------------------------------------------------------------
Fountain Ambulance Service, Inc.                                                                   Alabama
----------------------------------------------------------------------------------------------------------------------
Hank's Acquisition Corp.                                                                           Alabama
----------------------------------------------------------------------------------------------------------------------
MedLife Emergency Medical Service, Inc.                                                            Alabama
----------------------------------------------------------------------------------------------------------------------
American Medical Response of Inland Empire                                                        California
----------------------------------------------------------------------------------------------------------------------
American Medical Response of Southern California                                                  California
----------------------------------------------------------------------------------------------------------------------
American Medical Response West                                                                    California
----------------------------------------------------------------------------------------------------------------------
Desert Valley Medical Transport, Inc.                                                             California
----------------------------------------------------------------------------------------------------------------------
Golden Gate Associates                                                                            California
----------------------------------------------------------------------------------------------------------------------
Hemet Valley Ambulance Service, Inc.                                                              California
----------------------------------------------------------------------------------------------------------------------
Mercy Life Care                                                                                   California
----------------------------------------------------------------------------------------------------------------------
Metropolitan Ambulance Service                                                                    California
----------------------------------------------------------------------------------------------------------------------
San Francisco Ambulance Service, Inc.                                                             California
----------------------------------------------------------------------------------------------------------------------
Springs Ambulance Service, Inc.                                                                   California
----------------------------------------------------------------------------------------------------------------------
American Medical Response of Connecticut, Incorporated                                           Connecticut
----------------------------------------------------------------------------------------------------------------------
American Medical Pathways, Inc.                                                                    Delaware
----------------------------------------------------------------------------------------------------------------------
American Medical Response Holdings, Inc.                                                           Delaware
----------------------------------------------------------------------------------------------------------------------
American Medical Response Management, Inc.                                                         Delaware
----------------------------------------------------------------------------------------------------------------------
American Medical Response of Colorado, Inc.                                                        Delaware
----------------------------------------------------------------------------------------------------------------------
American Medical Response of Georgia, Inc.                                                         Delaware
----------------------------------------------------------------------------------------------------------------------
American Medical Response of Illinois, Inc.                                                        Delaware
----------------------------------------------------------------------------------------------------------------------
American Medical Response of North Carolina, Inc.                                                  Delaware
----------------------------------------------------------------------------------------------------------------------
American Medical Response of Oklahoma, Inc.                                                        Delaware
----------------------------------------------------------------------------------------------------------------------
American Medical Response of South Carolina, Inc.                                                  Delaware
----------------------------------------------------------------------------------------------------------------------
American Medical Response of Tennessee, Inc.                                                       Delaware
----------------------------------------------------------------------------------------------------------------------
American Medical Response of Texas, Inc.                                                           Delaware
----------------------------------------------------------------------------------------------------------------------
American Medical Response, Inc.                                                                    Delaware
----------------------------------------------------------------------------------------------------------------------
Atlantic Ambulance Services Acquisition, Inc.                                                      Delaware
----------------------------------------------------------------------------------------------------------------------
Atlantic/Key West Ambulance, Inc.                                                                  Delaware
----------------------------------------------------------------------------------------------------------------------
Atlantic/Palm Beach Ambulance, Inc.                                                                Delaware
----------------------------------------------------------------------------------------------------------------------
Broward Ambulance, Inc.                                                                            Delaware
----------------------------------------------------------------------------------------------------------------------
Laidlaw Medical Transportation, Inc.                                                               Delaware
----------------------------------------------------------------------------------------------------------------------
Medic One Ambulance Services, Inc.                                                                 Delaware
----------------------------------------------------------------------------------------------------------------------
Metro Ambulance Service (Rural), Inc.                                                              Delaware
----------------------------------------------------------------------------------------------------------------------
Metro Ambulance Service, Inc.                                                                      Delaware
----------------------------------------------------------------------------------------------------------------------
Midwest Ambulance Management Company                                                               Delaware
----------------------------------------------------------------------------------------------------------------------
Mobile Medic Ambulance Service, Inc.                                                               Delaware
----------------------------------------------------------------------------------------------------------------------
Seminole County Ambulance, Inc.                                                                    Delaware
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
SUBSIDIARY                                                                                       JURISDICTION
----------------------------------------------------------------------------------------------------------------------
LifeFleet Southeast, Inc.                                                                          Florida
----------------------------------------------------------------------------------------------------------------------
Medi-Car Ambulance Service, Inc.                                                                   Florida
----------------------------------------------------------------------------------------------------------------------
Medi-Car Systems, Inc.                                                                             Florida
----------------------------------------------------------------------------------------------------------------------
Randle Eastern Ambulance Service, Inc.                                                             Florida
----------------------------------------------------------------------------------------------------------------------
Medic One of Cobb, Inc.                                                                            Georgia
----------------------------------------------------------------------------------------------------------------------
Metro Ambulance Services, Inc.                                                                     Georgia
----------------------------------------------------------------------------------------------------------------------
Puckett Ambulance Service, Inc.                                                                    Georgia
----------------------------------------------------------------------------------------------------------------------
Troup County Emergency Medical Services, Inc.                                                      Georgia
----------------------------------------------------------------------------------------------------------------------
International Life Support, Inc.                                                                    Hawaii
----------------------------------------------------------------------------------------------------------------------
LifeCare Ambulance Service, Inc.                                                                   Illinois
----------------------------------------------------------------------------------------------------------------------
TEK, Inc.                                                                                          Illinois
----------------------------------------------------------------------------------------------------------------------
Mercy Ambulance of Evansville, Inc.                                                                Indiana
----------------------------------------------------------------------------------------------------------------------
American Medical Response of Massachusetts, Inc.                                                Massachusetts
----------------------------------------------------------------------------------------------------------------------
Paramed, Inc.                                                                                      Michigan
----------------------------------------------------------------------------------------------------------------------
Gieger Transfer Service, Inc.                                                                    Mississippi
----------------------------------------------------------------------------------------------------------------------
Medevac Medical Response, Inc.                                                                     Missouri
----------------------------------------------------------------------------------------------------------------------
Medevac MidAmerica, Inc.                                                                           Missouri
----------------------------------------------------------------------------------------------------------------------
American Investment Enterprises, Inc.                                                               Nevada
----------------------------------------------------------------------------------------------------------------------
Mercy, Inc.                                                                                         Nevada
----------------------------------------------------------------------------------------------------------------------
Adam Transportation Service, Inc.                                                                  New York
----------------------------------------------------------------------------------------------------------------------
Associated Ambulance Service, Inc.                                                                 New York
----------------------------------------------------------------------------------------------------------------------
Five Counties Ambulance Service, Inc.                                                              New York
----------------------------------------------------------------------------------------------------------------------
Park Ambulance Service Inc.                                                                        New York
----------------------------------------------------------------------------------------------------------------------
Sunrise Handicap Transport Corp.                                                                   New York
----------------------------------------------------------------------------------------------------------------------
Physicians & Surgeons Ambulance Service, Inc.                                                        Ohio
----------------------------------------------------------------------------------------------------------------------
American Medical Response Northwest, Inc.                                                           Oregon
----------------------------------------------------------------------------------------------------------------------
American Medical Response Mid-Atlantic, Inc.                                                     Pennsylvania
----------------------------------------------------------------------------------------------------------------------
Florida Emergency Partners, Inc.                                                                    Texas
----------------------------------------------------------------------------------------------------------------------
Tidewater Ambulance Service, Inc.                                                                  Virginia
----------------------------------------------------------------------------------------------------------------------
Kutz Ambulance Service, Inc.                                                                      Wisconsin
----------------------------------------------------------------------------------------------------------------------

Greyhound Group
----------------------------------------------------------------------------------------------------------------------
Greyhound Lines, Inc.                                                                              Delaware
----------------------------------------------------------------------------------------------------------------------
Atlantic Greyhound Lines of Virginia, Inc.                                                         Virginia
----------------------------------------------------------------------------------------------------------------------
GLI Holdings Company                                                                               Delaware
----------------------------------------------------------------------------------------------------------------------
ASI Associates, Inc.                                                                                Hawaii
----------------------------------------------------------------------------------------------------------------------
Carolina Coach Company                                                                             Virginia
----------------------------------------------------------------------------------------------------------------------
Wilmington Union Bus Station Corporation                                                        North Carolina
----------------------------------------------------------------------------------------------------------------------
Seashore Transportation Company                                                                 North Carolina
----------------------------------------------------------------------------------------------------------------------
GLI Corporate Risk Solutions, Inc.                                                                 Delaware
----------------------------------------------------------------------------------------------------------------------
On Time Delivery Service, Inc.                                                                    Minnesota
----------------------------------------------------------------------------------------------------------------------
Texas, New Mexico & Oklahoma Coaches, Inc.                                                         Delaware
----------------------------------------------------------------------------------------------------------------------
T.N.M.&O. Tours, Inc.                                                                               Texas
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
SUBSIDIARY                                                                                       JURISDICTION
----------------------------------------------------------------------------------------------------------------------
Valley Garage Company                                                                               Texas
----------------------------------------------------------------------------------------------------------------------
Valley Transit Co., Inc.                                                                            Texas
----------------------------------------------------------------------------------------------------------------------
Vermont Transit Co., Inc.                                                                          Vermont
----------------------------------------------------------------------------------------------------------------------
Sistema Internacional de Transporte de Autobuses, Inc.                                             Delaware
----------------------------------------------------------------------------------------------------------------------

Hotard Coaches Inc.                                                                               Louisiana
----------------------------------------------------------------------------------------------------------------------
Interstate Leasing, Inc.                                                                          Louisiana
----------------------------------------------------------------------------------------------------------------------
Mississippi Coast Limousine, Inc.                                                                 Louisiana
----------------------------------------------------------------------------------------------------------------------

National Insurance Indemnity Corporation                                                           Vermont
----------------------------------------------------------------------------------------------------------------------